Exhibit 99.1

GPIC COMPLETES CLOSING OF ACQUISITION BY ANGEL

North Las Vegas, Nevada, May 1, 2019 –– Gaming Partners International Corporation (NASDAQ: GPIC) (“GPIC”) today announced the completion of the closing of the previously announced merger contemplated by the Agreement and Plan of Merger, dated as of November 27, 2018, with Angel Holdings Godo Kaisha (“Angel”) and AGL Nevada Corporation (“Merger Sub”), pursuant to which GPIC became a wholly owned subsidiary of Angel.

GPIC stockholders are entitled to receive $13.75 in cash, without interest, for each share of GPIC common stock that they held immediately prior to the effective time of the merger and will receive letters of transmittal and forms with instructions on how to claim their cash payment of $13.75 per share.

As a result of the merger, GPIC is now a privately held company. As previously announced, trading of GPIC common stock on NASDAQ was suspended after the close of trading on May 1, 2019, and NASDAQ filed a notification of removal of listing and registration on Form 25 with the United States Securities and Exchange Commission (“SEC”) with respect to GPIC’s common stock. GPIC intends to deregister its common stock and to suspend its reporting obligations under the Securities Exchange Act of 1934, as amended, by promptly filing a Form 15 with the SEC. Further, GPIC will no longer hold an annual meeting of stockholders. The 2019 annual meeting of stockholders, which was anticipated to be held on or about May 23, 2019, will not be held.

ANGEL HOLDINGS GODO KAISHA

Angel manufactures and supplies playing cards and card games for both the gaming industry and the retail market. A world leader in casino playing cards and table game equipment, Angel’s many groundbreaking innovations include the best-selling Angel Protect Pre-shuffled Cards, and the Angel Eye® series of electronic shoes. Angel’s principal business office is located in Kyoto, Japan, with manufacturing facilities in Japan and Singapore. Angel also has offices in the United States, Macau, Australia and the Philippines.

GPIC

GPIC manufactures and supplies casino table game equipment to licensed casinos worldwide. Under the brand names of Paulson®, Bourgogne et Grasset®, Gemaco®, Dolphin® and Bud Jones®, GPIC provides casino currency, including chips, plaques and jetons; playing cards; table layouts; gaming furniture and table accessories; dice; and roulette wheels. GPIC pioneered the use of security features like radio frequency identification device (“RFID”) technology in casino currency, and offers RFID solutions including RFID readers, software, and displays. Headquartered in North Las Vegas, Nevada, GPIC also has facilities in Beaune, France; San Luis Rio Colorado, Mexico; Blue Springs, Missouri; Atlantic City, New Jersey; Gulfport, Mississippi; and Macau S.A.R., China. For additional information, please visit  www.gpigaming.com.

IMPORTANT ADDITIONAL INFORMATION ABOUT THE TRANSACTION AND WHERE TO FIND IT

This communication is being made in respect of the merger involving GPIC and Angel. This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval.

In connection with the merger, GPIC filed a definitive proxy statement and other documents with the SEC. Before making any investment decision, investors and stockholders of GPIC are urged to carefully read the definitive proxy statement because it contains important information regarding GPIC, Angel and the merger. The definitive proxy statement and other documents filed by GPIC with the SEC may be obtained free of charge at the SEC’s website at www.sec.gov. In addition, the documents filed by GPIC may be obtained free of charge from GPIC at www.gpigaming.com.

FORWARD-LOOKING STATEMENTS

All statements in this communication other than statements of historical fact contained in this report are forward-looking statements. Forward-looking statements usually relate to future events and anticipated revenues, earnings, cash flows or other aspects of our operations or operating results. Forward-looking statements are often identified by the words “anticipate,” “guidance,” “assumptions,” “projects,” “estimates,” “outlook,” “expects,” “continues,” “intends,” “plans,” “believes,” “forecasts,” “future,” “potential,” “may,” “foresee,” “possible,” “should,” “would,” “could” and variations of such words or similar expressions, including the negative thereof. These forward-looking statements are based on our current expectations, beliefs and assumptions concerning future developments and business conditions and their potential effect on us. While management believes that these forward-looking statements are reasonable as and when made, there can be no assurance that future developments affecting us will be those that we anticipate.

Risks and uncertainties that could cause results to differ materially from those expected by the management of GPIC include the risk that the parties may not be able to satisfy the conditions to the merger in a timely manner or at all, risks related to disruption of management time from ongoing business operations due to the merger, the risk that any announcements relating to the merger could have adverse effects on the market price of shares of GPIC common stock, the risk of any unexpected costs or expenses resulting from the merger, the risk of any litigation relating to the merger, the risk that the merger and its announcement could have an adverse effect on the ability of GPIC to retain and hire key personnel and maintain relationships with its suppliers and customers and on its operating results and businesses generally, the risk that the merger could distract management of GPIC, the risk that GPIC will incur substantial costs in connection with the merger, as well as other important factors that could cause actual results to differ materially from those projected. All of our forward-looking statements involve risks and uncertainties (some of which are significant or beyond our control) and assumptions that could cause actual results to differ materially from our historical experience and our present expectations or projections. You should carefully consider the foregoing factors and the other risks and uncertainties that affect the parties’ businesses, including those described in GPIC’s Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q, Current Reports on Form 8-K and other documents filed from time to time by GPIC with the SEC. We wish to caution you not to place undue reliance on any forward-looking statements, which speak only as of the date hereof. GPIC undertakes no obligation to publicly update or revise any of our forward-looking statements after the date they are made, whether as a result of new information, future events or otherwise, except to the extent required by law.